                                                                   Exhibit 10.27


                 WAIVER AND AMENDMENT NO. 3 TO CREDIT AGREEMENT


            This Waiver and Amendment No. 3 to Credit Agreement, dated as of March __, 2003 (this "Amendment"), is entered into by and between Comfort Systems USA, Inc., a Delaware corporation ("Borrower"), the other Credit Parties, General Electric Capital Corporation ("GE Capital"), as Agent (in such capacity, "Agent") for the Lenders (as defined in the Credit Agreement referred to below) and as a Lender, and the other Lenders party to the Credit Agreement.

                                    RECITALS

            WHEREAS, Borrower, the other Credit Parties, Agent and Lenders are parties to that certain Credit Agreement, dated as of October 11, 2002 (as amended by Amendment No. 1 to Credit Agreement, dated as of December 10, 2002, and Amendment No. 2 to Credit Agreement, dated as of December 20, 2002, and as the same may be further amended, restated, supplemented or otherwise amended from time to time hereafter, the "Credit Agreement");

            WHEREAS, Borrower has notified Agent and Lenders that an Event of Default is currently in existence under the Credit Agreement based upon Borrower's breach of the "Minimum EBITDA" financial covenant set forth in
Section 4.2 of the Credit Agreement for the period ended December 31, 2002 (the "Existing Event of Default");

            WHEREAS, Borrower has requested that Agent and Lenders waive the Existing Event of Default and reset certain financial covenants set forth in
Section 4 of the Credit Agreement, and Agent and Lenders are willing to do so pursuant to the terms and conditions set forth in this Amendment;

            WHEREAS, Borrower, Credit Parties, Agent and Lenders are each desirous of entering into an amendment to certain other provisions the Credit Agreement, as and to the limited extent set forth in this Amendment and subject to the terms and conditions set forth herein; and

            WHEREAS, this document shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment;

            NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Borrower, Credit Parties, Agent and Lenders each hereby agree as follows:

            1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement and Annex A thereto.

            2. Waiver.

            2.1. Existing Event of Default. Agent and Lenders hereby waive the Existing Event of Default; provided, that, Borrower shall be in compliance with all of the terms and conditions of the Credit Agreement as hereby amended. The foregoing waiver is only applicable and shall only be effective in the specific instance and for the specific purpose for which made. Such waiver is expressly limited to the facts and circumstances referred to herein and shall not operate
(a) as a waiver of or consent to non-compliance with any other provision of the Credit Agreement or any other Loan Document, (b) as a waiver of any other right, power or remedy of Agent or Lenders under the Credit Agreement or any other Loan Document or (c) as a waiver of or consent to any other Default or Event of Default under the Credit Agreement or any other Loan Document.

            3. Amendments. The Credit Agreement is amended as follows:

            3.1. Annex A to the Credit Agreement is amended by deleting the existing definitions of "Commitments" and "Revolving Loan Commitment" in their entirety and replacing them with the following:

                        "Commitments" means (a) as to any Lender, the aggregate
            of such Lender's Revolving Loan Commitment and Term Loan Commitments set forth on Annex B to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate of all Lenders' Revolving Loan Commitments and Term Loan Commitments, which aggregate commitment shall be Fifty-Five Million Dollars ($55,000,000) (comprised of aggregate Revolving Loan Commitments of $40,000,000 and Term Loan Commitments of $15,000,000), as such Commitments may be reduced, amortized or adjusted from time to time in accordance with the Agreement.

                        "Revolving Loan Commitment" means (a) as to any Lender,
            the commitment of such Lender to make its Pro Rata Share of Revolving Credit Advances or incur its Pro Rata Share of Letter of Credit Obligations (including, in the case of the Swing Line Lender, its commitment to make Swing Line Advances as a portion of its Revolving Loan Commitment) as set forth on Annex B or in the most recent Assignment Agreement, if any, executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make the Revolving Credit Advances (including, in the case of the Swing Line Lender, Swing Line Advances) or incur Letter of Credit Obligations, which aggregate commitment shall be Forty Million Dollars ($40,000,000), as such amount may be adjusted, if at all, from time to time in accordance with the Agreement."

            3.2. Annex A to the Credit Agreement is amended by inserting the following definitions in alphabetical order therein:

                        "Emcor Sale" means that sale of certain assets of the
            Borrower to Emcor prior to the Closing Date during Fiscal Year 2002.

            3.3. Section 1.1(b) (Revolving Loans) is amended by inserting the following proviso at the end of the second sentence thereof:

                        "and provided, further, that, notwithstanding anything
            contained in this Agreement or any other Loan Document to the contrary, a portion of the Revolving Loan Commitment in the principal amount of (i) at all times from the Closing Date through July 31, 2003, $15,000,000 and (ii) at all times from August 1, 2003 through the Commitment Termination Date, $20,000,000 shall be available only to be utilized, subject to the satisfaction of the conditions set forth in this Agreement, upon the request of Borrower for the issuance of Letters of Credit pursuant to Section 1.1(d) hereof."

            3.4. Section 3.6 (Restrictions on Fundamental Changes) to the Credit Agreement is hereby amended by deleting the text immediately following the first sentence thereof in its entirety, beginning with the words "Notwithstanding the foregoing" through and including clause (xii) thereof (such that such Section
3.6 shall consist only of the first sentence thereof).

            3.5. Section 4.2 (Minimum EBITDA) to the Credit Agreement is hereby amended and restated in its entirety as follows:

                        "4.2 Minimum EBITDA. Borrower and its Subsidiaries on a
            consolidated basis shall have, at the end of each month set forth below, EBITDA for the 12-month period then ended of not less than the following:

Period                                             EBITDA
------                                             ------

December 31, 2002                                  $ 23,639,000
January 31, 2003                                   $ 21,983,000
February 28, 2003                                  $ 22,745,000
March 31, 2003                                     $ 19,190,000
April 30, 2003                                     $ 18,010,000
May 31, 2003                                       $ 16,985,000
June 30, 2003                                      $ 16,420,000
July 31, 2003                                      $ 16,420,000
August 30, 2003                                    $ 16,420,000
September 30, 2003                                 $ 17,840,000
October 31, 2003                                   $ 17,840,000
November 30, 2003                                  $ 17,840,000
December 31, 2003                                  $ 23,565,000
January 31, 2004                                   $ 25,640,000
February 29, 2004                                  $ 26,820,000
March 31, 2004                                     $ 29,000,000
April 30, 2004                                     $ 29,000,000

May 31, 2004                                       $ 29,000,000
June 30, 2004                                      $ 29,000,000
July 31, 2004                                      $ 29,000,000
August 30, 2004                                    $ 29,000,000
September 30, 2004                                 $ 29,000,000
October 31, 2004                                   $ 29,000,000
November 30, 2004                                  $ 29,000,000
December 31, 2004                                  $ 29,000,000
January 31, 2005                                   $ 29,000,000
February 28, 2005                                  $ 29,000,000
March 31, 2005 and each month thereafter           $ 31,000,000"


            3.6. Section 4.3 (Minimum Fixed Charge Coverage Ratio) to the Credit Agreement is hereby amended and restated in its entirety as follows:

                        "4.3 Minimum Fixed Charge Coverage Ratio. Borrower and
            its Subsidiaries shall have on a consolidated basis at the end of each month set forth below, a Fixed Charge Coverage Ratio for the 12-month period then ended of not less than the following:

                        2.3 to 1.0 for the month ending December 31, 2002;
                        2.3 to 1.0 for the month ending January 31, 2003;
                        2.3 to 1.0 for the month ending February 28, 2003;
                        2.5 to 1.0 for the month ending March 31, 2003;
                        2.5 to 1.0 for the month ending April 30, 2003;
                        2.5 to 1.0 for the month ending May 31, 2003;
                        2.5 to 1.0 for the month ending June 30, 2003;
                        2.5 to 1.0 for the month ending July 31, 2003;
                        2.5 to 1.0 for the month ending August 31, 2003;
                        2.6 to 1.0 for the month ending September 30, 2003;
                        2.6 to 1.0 for the month ending October 31, 2003;
                        2.6 to 1.0 for the month ending November 30, 2003;
                        2.7 to 1.0 for the month ending December 31, 2003; and
                        3.0 to 1.0 for each month ending thereafter."

            3.7. Section 4.4 (Minimum Interest Coverage Ratio) to the Credit Agreement is herby amended and restated in its entirety as follows:

                        "4.4 Minimum Interest Coverage Ratio. Borrower and its
            Subsidiaries on a consolidated basis shall have at the end of each and every month, an Interest Coverage Ratio for the 12-month period then ended of not less than 3.00 to 1.0."

            3.8. Section 4.5 (Maximum Leverage Ratio) to the Credit Agreement is hereby amended and restated in its entirety as follows:

                        "4.5 Maximum Leverage Ratio. Borrower and its
            Subsidiaries on a consolidated basis shall have, at the end of each month set forth below, a Leverage Ratio as of the last day of such month and for the 12-month period then ended of not more than the following:

                        1.75 to 1.0 for the month ending December 31, 2002;
                        1.75 to 1.0 for the month ending January 31, 2003;
                        1.75 to 1.0 for the month ending February 28, 2003;
                        1.75 to 1.0 for the month ending March 31, 2003;
                        2.20 to 1.0 for the month ending April 30, 2003;
                        2.20 to 1.0 for the month ending May 31, 2003;
                        2.20 to 1.0 for the month ending June 30, 2003;
                        2.20 to 1.0 for the month ending July 31, 2003;
                        2.20 to 1.0 for the month ending August 31, 2003;
                        2.10 to 1.0 for the month ending September 30, 2003;
                        2.10 to 1.0 for the month ending October 31, 2003;
                        2.10 to 1.0 for the month ending November 30, 2003;
                        1.50 to 1.0 for the month ending December 31, 2003;
                        1.50 to 1.0 for the month ending January 31, 2004;
                        1.50 to 1.0 for the month ending February 28, 2004;
                        1.50 to 1.0 for the month ending March 31, 2004;
                        1.50 to 1.0 for the month ending April 30, 2004;
                        1.50 to 1.0 for the month ending May 31, 2004;
                        1.50 to 1.0 for the month ending June 30, 2004;
                        1.50 to 1.0 for the month ending July 31, 2004;
                        1.50 to 1.0 for the month ending August 31, 2004;
                        1.25 to 1.0 for the month ending September 30, 2004; and
                        1.25 to 1.0 for each month ending thereafter."

            3.9. Section 4.6(1) (Compliance and Excess Cash Flow Certificate) to the Credit Agreement is hereby amended by deleting the parenthetical "(but only to the extent delivered at the end of a month that is also the end of a Fiscal Quarter or Fiscal Year)" in its entirety.

            3.10. Schedule 2 to Exhibit 4.6(l) (Excess Cash Flow) to the Credit Agreement is hereby amended by: (a) adding the following to "decreases in Working Capital during the Fiscal Year*" (an item under the heading "Plus:"):

            ", excluding decreases in Working Capital related solely to the treatment of the Emcor Sale and discontinued operations";

            and

            (b) adding the following parenthetical following the words "Funded Debt" in the third item under the heading "Less:"

            "(excluding payments paid in 2002 prior to the Closing Date in respect of Funded Debt in connection with the Emcor Sale)"

            3.11. Annex B to the Credit Agreement (Pro Rata Shares and Commitment Amounts) is hereby amended by deleting existing Annex B in its entirety and replacing it with new Annex B which is attached hereto as Exhibit A.

            4. Representations and Warranties of Borrower and Credit Parties. Borrower and each Credit Party hereby represents and warrants that:

            4.1 The execution, delivery and performance by it of this Amendment has been duly authorized by all necessary corporate action, including, without limitation, all necessary action by its Board of Directors and stockholders, and that this Amendment is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally or to general principles of equity.

            4.2 The execution, delivery and performance of this Amendment by Borrower does not, and will not, contravene or conflict with any provision of
(i) law, (ii) any judgment, decree or order, or (iii) the certificate or articles of incorporation or by-laws of such Credit Party, and does not, and will not, contravene or conflict with, or cause any Lien to arise under, any provision of any agreement, mortgage, lease, instrument or other document binding upon or otherwise affecting Borrower, any other Credit Party or any of their respective Subsidiaries or any property of Borrower, any other Credit Party or any of their respective Subsidiaries.

            4.3 All of the representations and warranties contained in the Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof as if made on the date hereof. No Default or Event of Default exists under the Credit Agreement or any other Loan Document or will exist after or be triggered by the execution and delivery of this Amendment or the consummation of the transactions contemplated hereby. In addition, each Credit Party represents and warrants that the Credit Agreement and each of the other Loan Documents remains in full force and effect and each is hereby ratified and confirmed in all respects.

            5. Conditions Precedent to Effectiveness. The effectiveness of each of the waiver set forth in Section 2 and the amendments set forth in Section 3 hereof is subject to the satisfaction of each of the following conditions precedent in a manner acceptable to Agent:

            5.1. Documentation. Borrower shall have delivered to Agent all of the following, each duly executed and dated the date hereof, in form and substance satisfactory to the Agent:

            (a) Amendment. Counterparts of this Amendment, duly executed by the Borrower, each of the other Credit Parties, Agent and all of the Lenders;

            (b) New Notes. (i) A replacement Revolving Note of Borrower in favor of GE Capital (the "GE Capital Replacement Revolving Note"), substantially in the form set forth as Exhibit B hereto, delivered to the Agent for the Account of GE Capital, as a Lender, in an amount equal to its Revolving Loan Commitment of $29,333,333, (ii) a replacement Revolving Note of Borrower in favor of Bank of Texas (the "Bank of Texas Replacement Revolving Note"), substantially in the form set forth as Exhibit B hereto, delivered to the Agent for the account of Bank of Texas, as a Lender, in an amount equal to its Revolving Loan Commitment of $5,333,333, (iii) a replacement Revolving Note of Borrower in favor of Regions Bank (the "Regions Bank Replacement Revolving Note" and together with the GE Capital Replacement Revolving Note and the Bank of Texas Replacement Revolving Note, the "New Notes"), substantially in the form set forth as Exhibit B hereto, delivered to the Agent for the account of Regions Bank, as a Lender, in an amount equal to its Revolving Loan Commitment of $5,333,333. Upon receipt of the GE Capital Replacement Revolving Note, GE Capital shall promptly thereafter return to Borrower for cancellation the original Revolving Note payable to GE Capital in the maximum principal amount of $44,000,000. Upon receipt of the Bank of Texas Replacement Revolving Note, the Bank of Texas shall promptly thereafter return to Borrower for cancellation the original Revolving Note payable to Bank of Texas in the principal amount of $8,000,000. Upon receipt of the Regions Bank Replacement Revolving Note, Regions Bank shall promptly thereafter return to Borrower for cancellation the original Revolving Note payable to Regions Bank in the principal amount of $8,000,000; and

            (c) Board Resolutions. Agent shall have received resolutions of the board of directors of Borrower and each Credit Party authorizing and approving the execution, delivery and performance of this Amendment and the transactions contemplated hereby and each other agreement, document or instrument executed in connection herewith, certified as of the date of this Amendment by the secretary or assistant secretary of such Person as being in full force and effect without modification.

            5.2. No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment or the consummation of any of the transactions contemplated thereby.

            5.3. Amendment Fee. Borrower shall pay to Agent, for the account of the Lenders, an amendment fee in an amount equal to $562,500, to be distributed pro rata to all Lenders based on each Lender's Commitments immediately prior to the effectiveness of this Amendment.

            6. Reference to and Effect Upon the Credit Agreement and other Loan Agreements.

            6.1. Except as specifically amended in Section 3 above, the Credit Agreement and each other Loan Document shall remain in full force and effect and is hereby ratified and confirmed.

            6.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition, or to any amendment or modification of any term or condition (except as specifically waived in Section 2 above or amended in Section 3 above), of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

            7. Acknowledgment and Consent of Credit Parties. Each Credit Party hereby consents to this Amendment and hereby confirms and agrees that (a) the Guaranty and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which such Credit Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

            8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

            9. Costs and Expenses. As provided in Section 1.3 of the Credit Agreement, Borrower shall pay the fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorneys' fees).

            10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

            11. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                            [Signature Pages Follow]

            IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.


                                       BORROWER:

                                       COMFORT SYSTEMS USA, INC.


                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------

                   CREDIT PARTIES:

                         ACI MECHANICAL, INC.

                         ARC COMFORT SYSTEMS USA, INC.

                         ACCURATE AIR SYSTEMS, L.P., by
                           Atlas-Accurate Holdings, L.L.C.,
                           as General Partner

                         ACCU-TEMP GP, INC.

                         ACCU-TEMP LP, INC.

                         ACCU-TEMP LLC,
                           by Accu-Temp GP, Inc., as acting member

                         AIR SOLUTIONS USA, INC.

                         AIR TEMP, INC.

                         ATLAS-ACCURATE HOLDINGS, L.L.C.,
                           by CS53 Acquisition Corp.,
                           as acting member

                         ATLAS AIR CONDITIONING
                         COMPANY, L.P., by Atlas-Accurate
                           Holdings, L.L.C., as general partner

                         BATCHELOR'S MECHANICAL CONTRACTORS, INC.

                         BCM CONTROLS CORPORATION

                         CARSON BROTHERS, INC.

                         CEL, INC.

                         CENTRAL MECHANICAL, INC.

                         COMFORT SYSTEMS USA (ARKANSAS), INC.

                         COMFORT SYSTEMS USA (BALTIMORE), INC.

                         COMFORT SYSTEMS USA (BOWLING GREEN), INC.

                         COMFORT SYSTEMS USA (BRISTOL), INC.

                         COMFORT SYSTEMS USA (CLEVELAND), INC.

                         COMFORT SYSTEMS USA (FLORIDA), INC.

                         COMFORT SYSTEMS USA G.P., INC.

                         COMFORT SYSTEMS US (HARTFORD), INC.

                         COMFORT SYSTEMS USA (INTERMOUNTAIN), INC.

                         COMFORT SYSTEMS USA NATIONAL SERVICE ORGANIZATION, INC.

                         COMFORT SYSTEMS USA (OREGON), INC.

                         COMFORT SYSTEMS USA (SOUTH BOSTON), INC.

                         COMFORT SYSTEMS USA (SYRACUSE), INC.

                         COMFORT SYSTEMS USA (TEXAS), L.P.,
                           by Comfort Systems USA G.P., Inc.,
                           as general partner

                         COMFORT SYSTEMS USA (TWIN CITIES), INC.

                         COMFORT SYSTEMS USA (WESTERN MICHIGAN), INC.

                         CS44 ACQUISITION CORP.

                         CS53 ACQUISITION CORP.

                         DESIGN MECHANICAL INCORPORATED

                         EASTERN HEATING & COOLING, INC.

                         ESS ENGINEERING, INC.

                         GULFSIDE MECHANICAL, INC.

                         H & M MECHANICAL, INC.

                         HELM CORPORATION

                         HELM CORPORATION SAN DIEGO

                         HESS MECHANICAL CORPORATION

                         INDUSTRIAL COOLING INC.

                         J & J MECHANICAL, INC.

                         JAMES AIR CONDITIONING ENTERPRISE INC.

                         MARTIN HEATING, INC.

                         MECHANICAL SERVICE GROUP, INC.

                         MECHANICAL TECHNICAL
                         SERVICES, L.P., by Atlas-Accurate
                           Holdings, L.L.C., as general partner

                         MJ MECHANICAL SERVICES, INC.

                         NEEL MECHANICAL CONTRACTORS, INC.

                         NORTH AMERICAN MECHANICAL, INC.

                         OK SHEET METAL AND AIR CONDITIONING, INC.

                         QUALITY AIR HEATING & COOLING, INC.

                         S&K AIR CONDITIONING CO., INC.

                         S. I. GOLDMAN COMPANY, INC.

                         S.M. LAWRENCE COMPANY, INC.

                         SA ASSOCIATES, INC.

                         SALMON & ALDER, LLC,
                           by SA Associates, Inc., as acting member

                         SEASONAIR, INC.

                         SHEREN PLUMBING & HEATING, INC.

                         STANDARD HEATING & AIR CONDITIONING COMPANY

                         SUPERIOR MECHANICAL SYSTEMS, INC.

                         TARGET CONSTRUCTION, INC.

                         TEMP-RIGHT SERVICE, INC.

                         THE CAPITAL REFRIGERATION COMPANY

                         TRI-CITY MECHANICAL, INC.

                         UNITED ENVIRONMENTAL
                         SERVICES, L.P., by Atlas-Accurate Holdings,
                         L.L.C., as general partner

                         WEATHER ENGINEERING, INC.

                         WESTERN BUILDING SERVICES, INC.


                         By:
                                -----------------------------------------------
                         Name:
                                -----------------------------------------------
                         Title:
                                -----------------------------------------------

                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                       as Agent and a Lender

                                       By:
                                            --------------------------------
                                               Its Duly Authorized Signatory

                                       BANK OF TEXAS, NA, as a Lender

                                       By:
                                              ------------------------------
                                       Name:
                                              ------------------------------
                                       Title:
                                              ------------------------------

                                       REGIONS BANK, as a Lender

                                       By:
                                              ------------------------------
                                       Name:
                                              ------------------------------
                                       Title:
                                              ------------------------------

                                                                       EXHIBIT A
                                                              TO AMENDMENT NO. 3


                 ANNEX B (FROM ANNEX A - COMMITMENTS DEFINITION)
                                       to
                                CREDIT AGREEMENT


                     PRO RATA SHARES AND COMMITMENT AMOUNTS

Commitment                                      Lender
----------                                      ------
Revolving Loan Commitment
(including a Swing Line Commitment              GENERAL ELECTRIC CAPITAL
of $5,000,000)                                  CORPORATION
$29,333,333

Revolving Loan Commitment
$5,333,333                                      BANK OF TEXAS, NA

Revolving Loan Commitment
$5,333,333                                      REGIONS BANK



Term Loan Commitment:                           GENERAL ELECTRIC CAPITAL
$11,000,000                                     CORPORATION

Term Loan Commitment:                           BANK OF TEXAS, NA
$2,000,000

Term Loan Commitment:                           REGIONS BANK
$2,000,000

                                                                       EXHIBIT B
                                                              TO AMENDMENT NO. 3

                                 REVOLVING NOTE


                                                              New York, New York
$   ,000,000                                                     March   , 2003
 ---                                                                   --

            FOR VALUE RECEIVED, the undersigned, COMFORT SYSTEMS USA, INC. ("Borrower"), HEREBY PROMISES TO PAY to the order of ______________ ("Lender"), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for Lenders ("Agent"), at its address at 335 Madison Avenue, New York, New York 10017 or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of ____________ Million Dollars ($___,000,000) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

            This Revolving Note is one of the Revolving Notes issued pursuant to that certain Credit Agreement dated as of October 11, 2002 by and among the Borrower, the other Persons named therein as Credit Parties, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as amended by Amendment No. 1 to Credit Agreement, dated as of December 10, 2002, Amendment No. 2 to Credit Agreement, dated as of December 20, 2002, and Waiver and Amendment No. 3 to Credit Agreement dated as of the date hereof, and as the same may be further amended, restated, supplemented or otherwise amended from time to time, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Note in respect of the Revolving Credit Advances made by Lender to Borrower.

            The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

            If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

            Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, be declared, and immediately shall become, due and payable.

            Time is of the essence of this Revolving Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

            Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

                            [signature page follows]

            THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.



                                          COMFORT SYSTEMS USA, INC.

                                          By:
                                                -------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                -------------------------------